SECURITIES AND EXCHANGE COMMISSION

                Washington, D.C.  20549

                       FORM 8-K

                    CURRENT REPORT



      Pursuant to Section 13 or 15(d) of the
        Securities Exchange Act of 1934

     Date of Report (Date of earliest event
          reported):  October 30, 1996



                 GANDER MOUNTAIN, INC.
(Exact name of registrant as specified in its charter)


     Wisconsin            0-14579            39-1742710
  (State or other       (Commission        (IRS Employer
  jurisdiction of       File Number)       Identification
   incorporation)                               No.)


        P.O. Box 128, Highway W
          Wilmot, Wisconsin                    53192
(Address of principal executive offices)     (Zip Code)

Registrant's telephone number, including area code: (414) 862-2331

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     Item 5.  Other Events.

     On October 30, 1996, the Company issued a press release concerning an agreement in principle to sell all of its assets to Holiday Companies, a privately held Minnesota based retailer. A copy of the press release is attached as Exhibit 99.1 hereto.

     Item 7.  Financial Statements and Exhibits

(c)  Exhibits

     99.1  Press Release issued by the Company on
           October 30, 1996

                      SIGNATURES

     Pursuant to the requirements of the Securities
Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  November 7, 1996        GANDER MOUNTAIN, INC.


                                    /s/ Kenneth J. Guerrini
                                By:__________________________
                                      Kenneth J. Guerrini,
                                      General Controler

                     EXHIBIT INDEX


Exhibit No.                     Description

     99.1                       Press Release